Security Information

Security Purchased

CUSIP
226566AD9

Issuer
CRICKET COMMUNICATIONS

Underwriters
Citigroup, DBSI, Goldman Sachs

Years of continuous operation, including predecessors
> 3 years

Security
LEAP 9.375% 11/1/2014

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/1/2007

Total amount of offering sold to QIBs
 $            350,000,000

Total amount of any concurrent public offering
 $            -

Total
 $            350,000,000

Public offering price
106.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.00%

Rating
Caa1/CCC

Current yield
8.84%

Benchmark vs Spread (basis points)
304 bp


Fund Specific Information


Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds


DWS Balanced Fund
Chicago
680,000
 $                   720,800
0.19%

DWS Balanced VIP
Chicago
220,000
 $                   233,200
0.06%

DWS High Income Fund
Chicago
8,610,000
 $
9,126,600
2.46%

DWS High Income Trust
Chicago
1,020,000
 $
1,081,200
0.29%

DWS High Income VIP
Chicago
1,310,000
 $
1,388,600
0.37%

DWS Multi Market Income Trust
Chicago
620,000
 $                   657,200
0.18%

DWS Strategic Income Fund
Chicago
555,000
 $                   588,300
0.16%

DWS Strategic Income Trust
Chicago
160,000
 $                   169,600
0.05%

DWS Strategic Income VIP
Chicago
140,000
 $                   148,400
0.04%

New York Funds

DWS High Income Plus Fund
New York
1,685,000
 $
1,786,100
0.48%

Total

15,000,000
 $
15,900,000
4.29%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
75952BAP0

Issuer
RELIANT ENERGY

Underwriters
DBSI, Goldman Sachs, JP Morgan, Merrill Lynch,
ABN Amro, Bear Stearns

Years of continuous operation, including predecessors
> 3 years

Security
RRI 7.875% 6/15/2017

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/6/2007

Total amount of offering sold to QIBs
 $               725,000,000

Total amount of any concurrent public offering
 $               -

Total
 $               725,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
B3/B-

Current yield
7.83%

Benchmark vs Spread (basis points)
292 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds


DWS Balanced Fund
Chicago
440,000
 $                   440,000
0.06%

DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.02%

DWS High Income Fund
Chicago
5,700,000
 $                 5,700,000
0.79%

DWS High Income Trust
Chicago
675,000
 $                   675,000
0.09%

DWS High Income VIP
Chicago
870,000
 $                   870,000
0.12%

DWS Multi Market Income Trust
Chicago
415,000
 $                   415,000
0.06%

DWS Strategic Income Fund
Chicago
370,000
 $                   370,000
0.05%

DWS Strategic Income Trust
Chicago
105,000
 $                   105,000
0.01%

DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.01%

New York Funds


DWS High Income Plus Fund
New York
1,125,000
 $                 1,125,000
0.16%

DWS Short Duration Plus Fund
New York
60,000
 $                     60,000
0.01%

Total

10,000,000
 $               10,000,000
1.38%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
800907AL1

Issuer
SANMINA-SCI CORP

Underwriters
BoA, Citigroup, DBSI, Keybanc Capital Markets,
Scotia Capital, Suntrust Capital Markets, Wells
Fargo

Years of continuous operation, including predecessors
> 3 years

Security
SANM FRN 6/15/2010

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/7/2007

Total amount of offering sold to QIBs
 $              300,000,000

Total amount of any concurrent public offering
 $                -

Total
 $              300,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Ba3/B+

Current yield
8.11%

Benchmark vs Spread (basis points)
275 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds


DWS Balanced Fund
Chicago
185,000
 $                   185,000
0.06%

DWS Balanced VIP
Chicago
60,000
 $                     60,000
0.02%

DWS High Income Fund
Chicago
2,380,000
 $                 2,380,000
0.79%

DWS High Income Trust
Chicago
285,000
 $                   285,000
0.10%

DWS High Income VIP
Chicago
360,000
 $                   360,000
0.12%

DWS Multi Market Income Trust
Chicago
175,000
 $                   175,000
0.06%

DWS Strategic Income Fund
Chicago
155,000
 $                   155,000
0.05%

DWS Strategic Income Trust
Chicago
45,000
 $                     45,000
0.02%

DWS Strategic Income VIP
Chicago
40,000
 $                     40,000
0.01%

New York Funds

DWS High Income Plus Fund
New York
470,000
 $                   470,000
0.16%

DWS Short Duration Plus Fund
New York
20,000
 $                     20,000
0.01%

Total

4,175,000
 $                 4,175,000
1.39%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
67105EAA0

Issuer
OUTBACK STEAKHOUSE INC

Underwriters
BoA, DBSI, ABN Amro, GE Capital Markets,
Rabo Securities USA, SunTrust Robinson
Humphrey, Wells Fargo

Years of continuous operation, including predecessors
> 3 years

Security
OSI 10% 6/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/8/2007

Total amount of offering sold to QIBs
 $              550,000,000

Total amount of any concurrent public offering
 $              -

Total
 $              550,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Caa1/CCC+

Current yield
10.00%

Benchmark vs Spread (basis points)
488 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
455,000
 $                   455,000
0.08%

DWS Balanced VIP
Chicago
145,000
 $                   145,000
0.03%

DWS High Income Fund
Chicago
5,735,000
 $                 5,735,000
1.04%

DWS High Income Trust
Chicago
680,000
 $                   680,000
0.12%

DWS High Income VIP
Chicago
870,000
 $                   870,000
0.16%

DWS Multi Market Income Trust
Chicago
415,000
 $                   415,000
0.08%

DWS Strategic Income Fund
Chicago
370,000
 $                   370,000
0.07%

DWS Strategic Income Trust
Chicago
105,000
 $                   105,000
0.02%

DWS Strategic Income VIP
Chicago
95,000
 $                     95,000
0.02%

New York Funds


DWS High Income Plus Fund
New York
1,130,000
 $                 1,130,000
0.21%

Total

10,000,000
 $               10,000,000
1.82%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
18889LAA9

Issuer
CLONDALKIN ACQUISITION

Underwriters
DBSI, Lehman Brothers

Years of continuous operation, including predecessors
> 3 years

Security
CLONDA 6.15% 12/15/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/12/2007

Total amount of offering sold to QIBs
 $              399,314,775

Total amount of any concurrent public offering
 $               -

Total
 $              399,314,775

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Ba3/B+

Current yield
6.15%

Benchmark vs Spread (basis points)
200 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
66,552
 $                     66,552
0.02%

DWS Balanced VIP
Chicago
66,552
 $                     66,552
0.02%

DWS High Income Fund
Chicago
638,904
 $                   638,904
0.16%

DWS High Income Trust
Chicago
73,208
 $                     73,208
0.02%

DWS High Income VIP
Chicago
99,829
 $                     99,829
0.03%

DWS Multi Market Income Trust
Chicago
66,552
 $                     66,552
0.02%

DWS Strategic Income Fund
Chicago
66,552
 $                     66,552
0.02%

DWS Strategic Income Trust
Chicago
66,552
 $                     66,552
0.02%

DWS Strategic Income VIP
Chicago
66,552
 $                     66,552
0.02%

New York Funds

DWS High Income Plus Fund
New York
119,794
 $                   119,794
0.03%

Total

1,331,049
 $                 1,331,049
0.33%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
18889LAC5

Issuer
CLONDALKIN ACQUISITION

Underwriters
DBSI, Lehman Brothers

Years of continuous operation, including predecessors
> 3 years

Security
CLONDA 7.36% 12/15/2013

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Lehman Brothers

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/12/2007

Total amount of offering sold to QIBs
 $              150,000,000

Total amount of any concurrent public offering
 $               -

Total
 $              150,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
2.25%

Rating
Ba3/B+

Current yield
7.36%

Benchmark vs Spread (basis points)
200 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
85,000
 $                     85,000
0.06%

DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.05%

DWS High Income Fund
Chicago
1,045,000
 $                 1,045,000
0.70%

DWS High Income Trust
Chicago
125,000
 $                   125,000
0.08%

DWS High Income VIP
Chicago
160,000
 $                   160,000
0.11%

DWS Multi Market Income Trust
Chicago
80,000
 $                     80,000
0.05%

DWS Strategic Income Fund
Chicago
75,000
 $                     75,000
0.05%

DWS Strategic Income Trust
Chicago
75,000
 $                     75,000
0.05%

DWS Strategic Income VIP
Chicago
75,000
 $                     75,000
0.05%

New York Funds

DWS High Income Plus Fund
New York
205,000
 $                   205,000
0.14%

Total

2,000,000
 $                 2,000,000
1.33%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
Where security performance is 0.00%, the purchase price is the same as the sale price (or, if the security was not sold, the price at quarter-end).
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased

CUSIP
74955WAJ8

Issuer
RH DONNELLEY CORP

Underwriters
JP Morgan, BoA, Bear Stearns, Credit Suisse,
DBSI, Wachovia, Barclays, BNP Paribas, GE
Capital Markets, ING Financial, RBS Greenwich
Capital, Scotia Capital

Years of continuous operation, including predecessors
> 3 years

Security
RHD 8.875% 10/15/2017

Is the affiliate a manager or co-manager of offering?
Senior Co-Manager

Name of underwriter or dealer from which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
9/19/2007

Total amount of offering sold to QIBs
1,500,000,000

Total amount of any concurrent public offering
0

Total
1,500,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
1.75%

Rating
B3/B

Current yield
8.88%

Benchmark vs Spread (basis points)
436 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund

Chicago Funds

DWS Balanced Fund
Chicago
240,000
 $                   240,000
0.02%

DWS Balanced VIP
Chicago
75,000
 $                     75,000
0.01%

DWS High Income Fund
Chicago
2,880,000
 $                 2,880,000
0.19%

DWS High Income Trust
Chicago
335,000
 $                   335,000
0.02%

DWS High Income VIP
Chicago
400,000
 $                   400,000
0.03%

DWS Multi Market Income Trust
Chicago
200,000
 $                   200,000
0.01%

DWS Strategic Income Fund
Chicago
200,000
 $                   200,000
0.01%

DWS Strategic Income Trust
Chicago
55,000
 $                     55,000
0.00%

DWS Strategic Income VIP
Chicago
50,000
 $                     50,000
0.00%

New York Funds

DWS Bond VIP
New York
30,000
 $                     30,000
0.00%

DWS Core Fixed Income Fund
New York
86,000
 $                     86,000
0.01%

DWS High Income Plus Fund
New York
565,000
 $                   565,000
0.04%

Total

5,116,000
 $                 5,116,000
0.34%

^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information

Security Purchased
Comparison Security
CUSIP
880349AJ4

Issuer
TENNECO INC

Underwriters
BoA, Citigroup, DBSI, JP Morgan, RBS
Greenwich Capital

Years of continuous operation, including predecessors
> 3 years

Security
TEN 8.125% 11/15/2015

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
11/1/2007

Total amount of offering sold to QIBs
250,000,000

Total amount of any concurrent public offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public offering price
 N/A

Rating
B2/B+

Current yield
8.13%

Benchmark vs Spread (basis points)
390 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Chicago Funds

DWS Balanced Fund
Chicago
145,000
 $                   145,000
0.06%

DWS Balanced VIP
Chicago
45,000
 $                     45,000
0.02%

DWS High Income Fund
Chicago
1,705,000
 $                 1,705,000
0.68%

DWS High Income Trust
Chicago
205,000
 $                   205,000
0.08%

DWS High Income VIP
Chicago
255,000
 $                   255,000
0.10%

DWS Multi Market Income Trust
Chicago
125,000
 $                   125,000
0.05%

DWS Strategic Income Fund
Chicago
120,000
 $                   120,000
0.05%

DWS Strategic Income Trust
Chicago
35,000
 $                     35,000
0.01%

DWS Strategic Income VIP
Chicago
30,000
 $                     30,000
0.01%

New York Funds

DWS High Income Plus Fund
New York
335,000
 $                   335,000
0.13%

Total

3,000,000
 $                 3,000,000
1.20%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


Security Information

Security Purchased
Comparison Security
Comparison Security
CUSIP
B29MVG3


Issuer
CREDIT SUISS (CITY OF KYIV)


Underwriters
Citigroup, Credit Suisse, DBSI, UBS


Years of continuous operation, including predecessors
> 3 years


Security
CITKIE 8.25% 11/26/2012


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Citigroup


Firm commitment underwriting?
Yes


Trade date/Date of Offering
11/19/2007


Total amount of offering sold to QIBs
250,000,000


Total amount of any concurrent public offering
0


Total
250,000,000


Public offering price
100.00


Price paid if other than public offering price
 N/A


Rating
B1/BB-


Current yield
8.25%


Benchmark vs Spread (basis points)
463.5 bp

Fund Specific Information

Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
Chicago Funds


DWS Multi Market Income Trust
Chicago
3,485,000
 $                 3,485,000
1.39%



DWS Strategic Income Fund
Chicago
2,115,000
 $                 2,115,000
0.85%



DWS Strategic Income Trust
Chicago
870,000
 $                   870,000
0.35%



DWS Strategic Income VIP
Chicago
530,000
 $                   530,000
0.21%



Total

7,000,000
 $                 7,000,000
2.80%


^The Security and Fund Performance is calculated based on information provided by State Street Bank.

*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.